Exhibit 99.2
Last Updated     11/4/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2008 and 2007

		3 Mo. Ended September			9 Mo. Ended September
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$160	$204	$(44)	$279	$284	$(5)
2	Pinnacle West Energy	—	—	—	—	—	—
3	APS Energy Services	(1)	2	(3)	(2)	1	(3)
4	SunCor	(7)	(1)	(6)	(13)	9	(22)
5	El Dorado	(1)	(3)	2	(8)	(5)	(3)
6	Parent Company	—	—	—	4	8	(4)

7	Income From Continuing Operations	151	202	(51)	260	297	(37)

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—	—	—	—	—
9	SunCor	1	7	(6)	21	7	14
10	Other	—	—	—	—	—	—

11	Total	1	7	(6)	21	7	14

12	Net Income	$152	$209	$(57)	$281	$304	$(23)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$1.58	$2.03	$(0.45)	$2.76	$2.82	$(0.06)
14	Pinnacle West Energy	—	—	—	—	—	—
15	APS Energy Services	(0.01)	0.01	(0.02)	(0.02)	0.01	(0.03)
16	SunCor	(0.07)	(0.01)	(0.06)	(0.12)	0.09	(0.21)
17	El Dorado	(0.01)	(0.03)	0.02	(0.08)	(0.05)	(0.03)
18	Parent Company	—	—	—	0.04	0.08	(0.04)

19	Income From Continuing Operations	1.49	2.00	(0.51)	2.58	2.95	(0.37)

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—	—	—	—	—
21	SunCor	0.01	0.07	(0.06)	0.20	0.07	0.13
22	Other	—	—	—	—	—	—

23	Total	0.01	0.07	(0.06)	0.20	0.07	0.13

24	Net Income	$1.50	$2.07	$(0.57)	$2.78	$3.02	$(0.24)

25	BOOK VALUE PER SHARE	$35.84	$35.55	$0.29	$35.84	$35.55	$0.29

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	101,018	100,829	189	100,911	100,767	144
27	End of Period	100,799	100,367	432	100,799	100,367	432

See Glossary of Terms.	Page 2 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2008 and 2007

		3 Mo. Ended September			9 Mo. Ended September
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$555	$574	$(19)	$1,191	$1,155	$36
29	Business	427	425	2	1,123	1,031	92

30	Total retail	982	999	(17)	2,314	2,186	128
	Wholesale revenue on delivered electricity
31	Traditional contracts	23	12	11	58	27	31
32	Off-system sales	14	16	(2)	68	33	35
33	Transmission for others	11	8	3	25	22	3
34	Other miscellaneous services	10	9	1	28	23	5

35	Total regulated operating electricity revenues	1,040	1,044	(4)	2,493	2,291	202

	MARKETING AND TRADING
36	Electricity and other commodity sales	12	99	(87)	120	264	(144)

37	Total operating electric revenues	$1,052	$1,143	$(91)	$2,613	$2,555	$58

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	4,876	5,084	(208)	10,762	11,105	(343)
39	Business	4,447	4,426	21	11,775	11,715	60

40	Total retail	9,323	9,510	(187)	22,537	22,820	(283)
	Wholesale electricity delivered
41	Traditional contracts	335	296	39	876	733	143
42	Off-system sales	525	478	47	1,551	1,031	520
43	Retail load hedge management	486	529	(43)	807	900	(93)

44	Total regulated electricity	10,669	10,813	(144)	25,771	25,484	287

	MARKETING AND TRADING
45	Wholesale sales of electricity	320	3,146	(2,826)	2,134	7,717	(5,583)

46	Total electric sales	10,989	13,959	(2,970)	27,905	33,201	(5,296)

See Glossary of Terms.	Page 3 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2008 and 2007

		3 Mo. Ended September			9 Mo. Ended September
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$23	$137	$(114)	$111	160	$(49)
48	Deferred fuel and purchased power costs — current period	79	69	10	103	198	(95)
49	Regulatory disallowance	—	—	—	—	(14)	14
50	Interest on deferred fuel	—	2	(2)	2	5	(3)
51	Amounts recovered through revenues	(44)	(58)	14	(158)	(199)	41

52	Deferred fuel and purchased power regulatory asset — ending balance	$58	$150	$(92)	$58	$150	$(92)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$4	$6	$(2)	$14	$46	$(32)
54	Mark-to-market reversals on realized sales (a) (b)	(2)	(3)	1	—	(13)	13
55	Change in mark-to-market value of forward sales	—	2	(2)	—	5	(5)

56	Total gross margin	$2	$5	$(3)	$14	$38	$(24)

	By Pinnacle West Entity

57	APS	$—	$—	$—	$—	$6	$(6)
58	Pinnacle West	3	1	2	14	22	(8)
59	APS Energy Services	(1)	4	(5)	—	10	(10)
60	Pinnacle West Energy	—	—	—	—	—	—

61	Total gross margin	$2	$5	$(3)	$14	$38	$(24)

Future Marketing and Trading Mark-to-Market Realization
As of September 30, 2008, Pinnacle West had accumulated net mark-to-market losses of $1 million related to our power marketing and trading activities.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the third quarter of 2008. A $2 million realized gain is included in the $4 million on line 53 for the third quarter of 2008.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2008 and 2007

		3 Mo. Ended September			9 Mo. Ended September
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	973,455	963,874	9,581	977,169	963,799	13,370
63	Business	124,329	120,918	3,411	123,655	119,786	3,869

64	Total	1,097,784	1,084,792	12,992	1,100,824	1,083,585	17,239
65	Wholesale customers	51	61	(10)	52	62	(10)

66	Total customers	1,097,835	1,084,853	12,982	1,100,876	1,083,647	17,229

67	Customer growth (% over prior year)	1.2%	3.2%	(2.0)%	1.6%	3.5%	(1.9)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	4,893	4,810	83	10,834	10,687	147
69	Business	4,448	4,368	80	11,782	11,573	209

70	Total	9,341	9,178	163	22,616	22,260	356

	RETAIL USAGE (KWh/Average Customer)

71	Residential	5,009	5,275	(266)	11,013	11,522	(509)
72	Business	35,768	36,601	(833)	95,225	97,799	(2,574)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	5,027	4,990	37	11,087	11,088	(1)
74	Business	35,777	36,126	(349)	95,279	96,614	(1,335)

	ELECTRICITY DEMAND (MW)

75	Native load peak demand	7,026	7,128	(102)	7,026	7,128	(102)

See Glossary of Terms.	Page 5 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2008 and 2007

		3 Mo. Ended September			9 Mo. Ended September
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,454	2,218	236	6,626	6,363	263
77	Coal	3,611	3,563	48	9,744	9,992	(248)
78	Gas, oil and other	2,357	2,480	(123)	5,022	5,149	(127)

79	Total generation production	8,422	8,261	161	21,392	21,504	(112)

	Purchased power
80	Firm load	2,047	2,521	(474)	4,390	4,475	(85)
81	Marketing and trading	1,239	3,993	(2,754)	3,865	9,218	(5,353)

82	Total purchased power	3,286	6,514	(3,228)	8,255	13,693	(5,438)

83	Total energy sources	11,708	14,775	(3,067)	29,647	35,197	(5,550)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	97%	89%	8%	88%	86%	2%
85	Coal	94%	93%	1%	85%	88%	(3)%
86	Gas, oil and other	32%	34%	(2)%	23%	24%	(1)%
87	System average	61%	61%	0%	52%	53%	(1)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	27	76	(49)	111	131	(20)
89	Coal	64	79	(15)	177	156	21
90	Gas	76	147	(71)	200	273	(73)

91	Total	167	302	(135)	488	560	(72)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 6 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2008 and 2007

		3 Mo. Ended September			9 Mo. Ended September
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$80.43	$69.26	$11.17	$80.10	$62.84	$17.26
93	SP15	$86.34	$68.84	$17.50	$87.62	$65.87	$21.75
	Off-Peak
94	Palo Verde	$53.47	$37.03	$16.44	$56.35	$40.18	$16.17
95	SP15	$59.33	$41.23	$18.10	$62.80	$44.41	$18.39

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	2,533	2,686	(153)	4,178	4,566	(388)
97	Heating degree-days	—	—	—	583	597	(14)
98	Average humidity	33%	30%	3%	30%	28%	2%
	10-Year Averages
99	Cooling degree-days	2,544	2,544	—	4,194	4,194	—
100	Heating degree-days	—	—	—	545	545	—
101	Average humidity	32%	32%	0%	32%	32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
102	Single-family	1,974	3,812	(1,838)	8,684	18,276	(9,592)
103	Multi-family	1,441	2,178	(737)	5,686	9,888	(4,202)

104	Total	3,415	5,990	(2,575)	14,370	28,164	(13,794)

	Arizona Job Growth (c) (d)
105	Payroll job growth (% over prior year)	(1.8)%	1.0%	(2.8)%	(0.7)%	1.7%	(2.4)%
106	Unemployment rate (%, seasonally adjusted)	5.4%	3.7%	1.7%	4.5%	3.7%	0.8%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended August 31, 2008 (latest available data) and August 31, 2007.

See Glossary of Terms.	Page 7 of 31